SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


        Date of Report (Date of earliest event reported): October 7, 1996


                                LOEHMANN'S, INC.
                                ----------------
             (Exact name of registrant as specified in its charter)



Delaware                             0-28410              22-2341356
----------------------------    -----------------    -------------------
(State or other jurisdiction    (Commission File     (I.R.S. Employer
of incorporation or              Number)              Identification No.)
organization)




                    2500 Halsey Street, Bronx, New York 10461
                    -----------------------------------------
               (Address of principal executive offices) (zip code)

                                 (718) 409-2000
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)










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Item 5.        Other Events
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               The Registrant reported on October 7, 1996 its combined sales for the months of August and September. A copy of the Registrant's press release regarding such sales results is attached hereto as an exhibit and incorporated herein by this reference.


Item 7.        Financial Statements and Exhibits.
-------

(c)            Exhibits:

          (i) Registrant's press release, dated October 7, 1996, entitled "LOEHMANN'S, INC. REPORTS COMP STORE SALES FOR AUGUST/SEPTEMBER"

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             LOEHMANN'S, INC.



Date:  October 7, 1996                       By:/s/ Philip Kaplan
                                                ---------------------------
                                                Philip Kaplan
                                                President and
                                                  Chief Operating Officer

                                  EXHIBIT INDEX


Exhibit                            Description of Exhibit
-------                            ----------------------

99 Registrant's press release, dated October 7, 1996, entitled "LOEHMANN'S, INC. REPORTS COMP STORE SALES FOR AUGUST/SEPTEMBER"